UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: April 30

Date of reporting period: April 30, 2018

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Palmer Square Strategic Credit Fund

(Formerly Palmer Square Absolute Return Fund)

(Class I Shares: PSQIX)

(Class A Shares: PSQAX)

ANNUAL REPORT

April 30, 2018

Palmer Square Strategic Credit Fund

A series of Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	6
Schedule of Investments	8
Statement of Assets and Liabilities	19
Statement of Operations	21
Statements of Changes in Net Assets	22
Statement of Cash Flows	23
Financial Highlights	24
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	40
Supplemental Information	41
Expense Example	44

This report and the financial statements contained herein are provided for the general information of the shareholders of the Palmer Square Strategic Credit Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.palmersquarefunds.com

Palmer Square Strategic Credit Fund

April 2018

The Palmer Square Strategic Credit Fund (“PSQIX/PSQAX” or the “Fund”) is a credit focused fund, which seeks capital appreciation with an emphasis on absolute (positive) returns and low correlation to the broad equity and bond markets. The Fund seeks to benefit from a flexible mandate aiming to maximize return by investing long or short both across credit asset classes and among individual corporate credit issuers. The Fund has exhibited low correlation to equity and fixed income benchmarks and thus serves as either, a substitute for traditional fixed income exposure or, as a core credit alternative. Through the Fund’s ability to short, or bet against corporate credit securities, as well as the ability to utilize treasuries and interest rate derivatives, the Fund seeks to decrease portfolio sensitivity to general market fluctuations. Additionally, through the shorting of corporate credit securities, the Fund seeks to mitigate beta or market risk over the course of a credit cycle.

Performance Overview

Palmer Square is pleased to report PSQIX returned 0.76% (net of fees) for the one year period from 4/30/2017 to 4/30/2018.

PSQIX Performance Net of Fees (inception 5/17/2011)

Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2018	0.46%	0.12%	-0.12%	0.23%									0.69%
2017	1.53%	0.23%	0.12%	0.12%	0.23%	-0.28%	-0.12%	0.00%	-0.12%	0.12%	0.23%	0.00%	2.06%
2016	-5.01%	-7.48%	2.12%	4.67%	1.36%	2.69%	3.69%	1.60%	1.09%	1.44%	0.59%	0.72%	7.02%
2015	-0.41%	1.14%	0.20%	0.92%	1.01%	-0.74%	-1.43%	-1.45%	-0.95%	-2.66%	-0.44%	-2.55%	-7.20%
2014	0.70%	0.50%	0.20%	0.10%	-0.10%	0.29%	0.00%	0.30%	-0.10%	-0.50%	0.00%	-0.29%	1.10%
2013	1.98%	0.00%	0.41%	0.20%	1.01%	-1.20%	1.12%	0.20%	0.70%	0.50%	0.59%	0.44%	6.09%
2012	0.63%	1.04%	0.41%	-0.21%	-1.55%	-0.10%	-0.63%	1.27%	0.52%	-0.41%	-0.21%	0.45%	1.19%
2011					0.20%	-0.30%	0.30%	-4.39%	-0.94%	0.74%	-0.52%	0.11%	-4.80%

Performance Analysis Net of Fees (as of 4/30/2018)
	YTD 2018	1 Year	3 Years	5 Years	Since Inception Annualized
PSQIX	0.69%	0.76%	0.07%	1.30%	0.77%
BofA ML US 3-Month Treasury Index	0.49%	1.17%	0.57%	0.36%	0.28%

Class A shares – Annual Expense Ratio: Gross 4.88%/Net 4.30%; Maximum Sales Load 5.75%, Class I shares – Annual Expense Ratio: Gross 4.63%/Net 4.05%. Palmer Square has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding acquired fund fees and expenses, interest, taxes, dividends and interest expenses on short positions, brokerage commissions and extraordinary expenses such as litigation expenses) do not exceed 1.64% and 1.39% of the average daily net assets of the Fund’s Class A shares and Class I shares, respectively. This agreement is effective until August 31, 2018, and it may be terminated before that date only by Trust’s Board of Trustees. The performance data quoted here represents past performance. You may qualify for sales charge discounts if you invest at least $50,000 in Class A shares of the Fund. The performance data quoted represents past performance and that past performance does not guarantee future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. A portion of the fees charged is waived. Performance prior to waiving fees was lower than the actual returns. To obtain performance information current to the most recent month-end please call 866-933-9033.

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205 www.palmersquarefunds.com

Allocation and Gross Attribution

	6/30/2017 Allocation	9/30/2017 Allocation	12/31/2017 Allocation	4/30/2018 Allocation	Attribution 1 Year Ending 4/30/2018
Bank Debt	10%	17%	16%	18%	0.63%
CLO Debt	13%	14%	15%	14%	1.42%
ABS	8%	6%	15%	11%	0.09%
RMBS	6%	13%	14%	6%	0.50%
CMBS	5%	7%	4%	4%	0.12%
IG Corp Debt	8%	19%	17%	25%	0.35%
HY Corp Debt	50%	23%	19%	21%	-1.28%
Equity	1%	0%	0%	1%	-0.19%

Collateralized Loan Obligation (CLO), Asset-backed Securities (ABS), Residential Mortgage-backed Securities (RMBS), Commercial Mortgage-backed Securities (RMBS), Investment Grade (IG), High Yield (HY). Please note allocation and attribution above is a % of the invested portfolio and does not include cash and/or hedges. Gross attribution does not include hedges, expenses and fees if applicable. The performance data quoted represents past performance and that past performance does not guarantee future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted.

Portfolio Attribution by Allocation

By strategy, the Fund’s allocation to CLO debt delivered the highest contribution to returns as the securities continued to appreciate in-line with Palmer Square’s thesis on shorter duration CLO debt continuing to pull to par on strong fundamentals and technicals as well as solid selection of credits with refinance catalysts that resulted in faster pull to par. This was followed by the Fund’s allocation to bank loans, largely driven by the overall outperformance of loans versus other credit asset classes. Loans benefited both from rising LIBOR rates and a supply/demand imbalance driven by heavy CLO creation (largest buyer of loans) as well as retail loan fund inflows. The largest detractor from performance was in HY Corp Debt. Note, the allocation of 21% in the table above is a gross figure that adds long and short positions. On a net basis, the fund has been close to flat for most of the past 12 months. The driver of the negative attribution was caused by losses on short positions that offset gains on the long positions.

By industry, technology, consumer staples and utilities delivered the strongest performance while auto and consumer discretionary yielded negative returns. The latter two sectors contained the majority of our short positions.

2018 High Yield Market Overview and Outlook

The High Yield (“HY”) market has been volatile YTD through 4/30/2018 returning -0.24%. The ICE BAML High Yield Index (“Index”) rallied through the first three weeks of January, but since has traded poorly. The drivers of the weakness were primarily technical as opposed to fundamental. Rising rates and the spike in equity volatility in early February led to steady retail fund outflows which totaled ~$20n, or 1.7% of the total HY market. The 5Y Treasury yield increased 60bps to 2.80% while HY spreads tightened “only” 17bps to 346bps and therefore did not offset the move in underlying rates.

Sector-wise, the industries with meaningful size-weights that delivered positive returns YTD through 4/30/2018 were aerospace (+2.6%), food & drug retail (+2.4%), and telecom (+2.0%). On the negative side, autos (-4.0%), banks (-2.5%), cable/satellite (-2.3%) and food & beverage (-2.3%) were the lagging industries. The key sectors of energy (+0.2%) and healthcare (+0.5%) outperformed slightly. The meager performance of energy was somewhat surprising given oil prices remained in a “healthy” range of $60-70. But HY energy debt has become more correlated with energy equity performance, which was down in the quarter.

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205 www.palmersquarefunds.com

Ratings-wise, the theme YTD continues to be compression. Rate-sensitive BB-rated bonds returned -1.44% vs +0.48% for B-rated bonds and +1.79% for bonds rated CCC and lower. This is not surprising given rates and flows were the main driver of performance in the quarter. CCC-rated bonds tend to be much more sensitive to fundamental changes and have relatively low sensitivity to interest rates.

The outperformance of loans versus HY was another key theme in Q1 2018. Per Credit Suisse research, liquid loans returned 1.5% in Q1 vs -1.4% for liquid HY. And given the upward move in LIBOR, loan yields are now close to what HY offers (normalized for ratings). As such, we continue to favor loans over HY generically, which is evidenced by our increased exposure to loans over the past several quarters.

Loans significantly outperformed HY YTD	Loan carry story increasingly compelling

HY outflows persisted in March but have moderated	Loan yields slightly wider than HY yields

As far as the fundamental picture for HY is concerned, data from Morgan Stanley through Q4 2017 shows overall leverage has reduced since 2016. Much of this decline is due to a recovery in commodity prices. Excluding commodity-related issuers, leverage remains at 8-year high levels. This is partially offset by improvement in other metrics, such as interest coverage, aggregate EBITDA growth and cash as a % of debt which collectively show modest improvement.

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205 www.palmersquarefunds.com

Similarly, loan leverage is also elevated and new issue loan leverage is at an all-time high. This is clearly not a great development, and is largely a function of elevated purchase valuations of recent leveraged buy-outs (“LBO”) (which require more debt to attain the IRRs private equity sponsors seek and increases the risk potential).

In summary, the macro backdrop for corporate earnings is largely positive but this is at least partially offset by historically weak credit metrics. And with average HY spreads well below historical averages, HY as an asset class is not particularly attractive at the moment. We continue to favor loans over HY generically, with the former offering a competitive yield without interest rate sensitivity and, typically, occupying a secured claim. That said, dispersion within HY is has increased which leads to attractive idiosyncratic long AND short opportunities which the fund continues to seek out.

Please do not hesitate to contact us at investorrelations@palmersquarecap.com or 816-9943200 should you desire more information. We would also be happy to set up a call and/or meeting at your convenience.

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205 www.palmersquarefunds.com

Notes and Disclosure

This report is limited to the dissemination of general information pertaining to Palmer Square Capital Management’s services and general economic market conditions. The information contained herein is not intended to be personal legal or investment advice or a solicitation to buy or sell any security or engage in a particular investment strategy. Nothing herein should be relied upon as such. The views expressed are for informational purposes only and do not take into account any individual personal, financial, or tax considerations. There is no guarantee that any claims made will come to pass.

Past performance does not guarantee future results. Absolute return funds are not designed to outperform stocks and bonds in strong markets. Techniques used are intended to reduce risk and volatility, seeking to provide protection in a down market. Asset allocation decisions may not always be correct and may adversely affect Fund performance. No assurance can be given that the investment objectives of the Fund will be achieved and investment results may vary substantially on a quarterly, annual and/or other periodic basis. Individual investor returns may vary from those reported herein due to factors such as, but not limited to, different contribution dates and fee schedules.

Derivatives can be highly volatile and may have the potential for unlimited loss. The use of leverage may magnify losses. A security which was liquid when purchased may subsequently become illiquid. Credit default swaps and related instruments are derivatives used for hedging against a credit default and may involve greater risks than if the Fund invested in the referenced obligation directly. Short sales may be considered speculative and it may be difficult to purchase securities to meet delivery obligations. Distressed securities are typically unrated, lower-rated, in default or close to default and the prices may be extremely volatile, more likely to become worthless and the Fund may lose all of its investment. Event-driven strategies are speculative, which may result in a new less valuable security (or derivative) and are subject to the risk of complete loss of value. Foreign investments present additional risk due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks. Small, mid and large cap stocks are subject to substantial risks such as market, business, size volatility, management experience, product diversification, financial resource, competitive strength, liquidity, and potential to fall out of favor that may cause their prices to fluctuate over time, sometimes rapidly and unpredictably. Debt securities have interest rate, inflation and credit risks and are subject to prepayment and default risk. High yield and junk securities involve greater risk and tend to be more sensitive to economic conditions and credit risk.

The allocation and credit quality distribution figures shown are used for illustrative purposes only. Palmer Square does not guarantee to execute that allocation and credit quality distribution. Allocation and exposures information, as well as other referenced categorizations, reflect classifications determined by Palmer Square as well as certain Palmer Square assumptions based on estimated portfolio characteristic information. Allocation and credit quality distribution figures may not sum to 100%.

Ratings listed herein are assigned by Standard & Poor’s (S&P) and Moody’s Investor Service (Moody’s). Credit quality ratings are measured on a scale with S&P’s credit quality ratings ranging from AAA (highest) to D (lowest) and Moody’s credit quality ratings ranging from Aaa (highest) to C (lowest). We use the higher of the two ratings. The credit quality distribution figures do not include unrated by Moody’s, S&P, or Fitch, or another Nationally Recognized Statistical Rating Organization. Credit ratings listed are subject to change. Please contact Palmer Square for more information.

The Fund may have a high portfolio turnover which could result in greater transaction costs, lower Fund performance and higher tax liability for shareholders. It may be more expensive to invest in an ETF or mutual fund rather than owning the portfolio securities of these investment vehicles directly and may involve duplication of advisory fees and certain other expenses. Diversification does not ensure increased returns or decreased risk.

The securities issued under the CLO transactions have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This overview shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

BofA ML US 3-Month Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. Unlike mutual funds, indices are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

The views expressed are those of the author at the time created. They do not necessarily reflect the views of other persons in the Palmer Square organization. These views are subject to change at any time based on market and other conditions, and Palmer Square disclaims any responsibility to update such views. No forecasts can be guaranteed. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any Palmer Square portfolio. Additionally, please note that certain of the economic and market information contained herein has been obtained from published sources and/or prepared by third parties. While such sources are believed to be reliable, Palmer Square or their respective affiliates, employees, or representatives do not assume any responsibility for the accuracy of such information.

The Palmer Square Strategic Credit Fund is distributed by IMST Distributors, LLC.

Palmer Square Capital Management LLC (“Palmer Square”) is an SEC registered investment adviser with its principal place of business in the State of Kansas. Registration of an investment adviser does not imply a certain level of skill or training. Palmer Square and its representatives are in compliance with the current registration and notice filing requirements imposed upon registered investment advisers by those states in which Palmer Square maintains clients. Palmer Square may only transact business in those states in which it is notice filed, or qualifies for an exemption or exclusion from notice filing requirements. Any subsequent, direct communication by Palmer Square with a prospective client shall be conducted by a representative that is either registered or qualifies for an exemption or exclusion from registration in the state where the prospective client resides. For additional information about Palmer Square, including fees and services, please contact Palmer Square or refer to the Investment Adviser Public Disclosure website (www.adviserinfo.sec.gov). Please read the disclosure statement carefully before you invest or send money.

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205 www.palmersquarefunds.com

Palmer Square Strategic Credit Fund

FUND PERFORMANCE at April 30, 2018 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and HFRX Absolute Return Index. Effective September 1, 2017, the Fund changed its primary benchmark from the HFRX Absolute Return Index to the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index which more closely reflects the Fund’s investment strategy. The performance graph above is shown for the Fund’s Class I Shares, Class A shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index tracks the performance of the U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months. The HFRX Absolute Return Index is designed to be representative of the overall composition of the hedge fund universe. The indices do not reflect expenses, fees or sales charge, which would lower performance. The indices are unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of April 30, 2018	1 Year	5 Years	Since Inception	Inception Date
Before deducting maximum sales charge Class I1	0.76%	1.30%	0.77%	05/17/11
Class A2	0.56%	1.03%	0.51%	05/17/11
After deducting maximum sales charge Class A2	-5.25%	-0.16%	-0.35%	05/17/11
ICE BofA Merril Lynch 3-Month U.S. Treasury Bill Index	1.17%	0.36%	0.28%	05/11/11
HFRX Absolute Return Index	2.80%	2.08%	1.28%	05/17/11

[1]	Class I shares do not have any initial or contingent deferred sales charge.
[2]	Maximum sales charge for Class A shares is 5.75%. No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1.00% will be imposed on certain redemptions of such shares within 12 months of purchase.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and may be obtained by calling (866) 933-9033.

Gross and net expense ratio for Class I shares were 4.63% and 4.05%, respectively, and for Class A shares were 4.88% and 4.30%, respectively, which were the amounts stated in the current prospectus dated September 1, 2017. For the Fund’s current one year expense ratios, please refer to the Financial Highlights Section of this report. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any acquired fund fees and expenses (as determined in accordance with Form N-1A), interest, taxes, dividends and interest expenses on short positions, brokerage commissions and extraordinary expenses such as litigation expenses) do not exceed 1.39% and 1.64% of the average daily net assets of the Fund’s Class I shares and Class A shares, respectively. This agreement is effective until August 31, 2018 and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Palmer Square Strategic Credit Fund

FUND PERFORMANCE at April 30, 2018 (Unaudited) - (Continued)

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

Palmer Square Strategic Credit Fund

SCHEDULE OF INVESTMENTS

As of April 30, 2018

Principal Amount		Value

	Bank Loans – 18.7%
$150,000	AECOM 3.500% (US LIBOR+175 basis points), 2/23/2025[1,2]	$150,563
125,000	Altisource Sarl 6.308% (US LIBOR+400 basis points), 4/3/2024[1,2,3,4]	124,583
244,375	Axalta Coating Systems U.S. Holdings, Inc. 4.052% (US LIBOR+200 basis points), 6/1/2024[1,2,3]	245,638
98,804	Calceus Acquisition, Inc. 5.880% (US LIBOR+400 basis points), 2/1/2020[1,2,3]	98,557
75,000	California Resources Corp. 6.572% (US LIBOR+475 basis points), 12/31/2022[1,2,3]	76,875
249,375	CenturyLink, Inc. 4.651% (US LIBOR+275 basis points), 1/31/2025[1,2,3]	246,023
82,365	Ditech Holding Corp. 7.901% (US LIBOR+600 basis points), 6/30/2022[1,2]	77,629
125,000	Envision Healthcare Corp. 3.750% (US LIBOR+300 basis points), 12/1/2023[1,2,3,5,6]	125,703
248,438	Fairmount Santrol, Inc. 8.302% (US LIBOR+600 basis points), 11/1/2022[1,2,3]	251,854
248,750	H.B. Fuller Co. 3.897% (US LIBOR+225 basis points), 10/20/2024[1,2,3]	249,838
216,467	Hilton Worldwide Finance LLC 3.647% (US LIBOR+200 basis points), 10/25/2023[1,2,3]	218,483
249,375	INEOS U.S. Finance LLC 3.901% (US LIBOR+200 basis points), 3/31/2024[1,2,3]	250,501
124,687	McAfee LLC 6.377% (US LIBOR+450 basis points), 9/29/2024[1,2,3,5,6]	126,469
175,000	Micron Technology, Inc. 3.660% (US LIBOR+250 basis points), 4/26/2022[1,2,3,5,6]	176,641
143,287	Murray Energy Corp. 8.943% (US LIBOR+725 basis points), 4/16/2020[1,2,3]	127,186
194,397	Pacific Drilling S.A. 9.250% (US LIBOR+350 basis points), 6/3/2018[1,2,3,4,7]	70,874
99,500	Red Ventures LLC 5.901% (US LIBOR+400 basis points), 11/8/2024[1,2,3]	100,856
248,750	Seminole Tribe of Florida, Inc. 3.651% (US LIBOR+175 basis points), 7/6/2024[1,2,3]	250,864
125,000	U.S. Silica Co. 5.000% (US LIBOR+400 basis points), 4/27/2025[1,2,5,6]	126,406
125,000	Wrangler Buyer Corp. 3.000% (US LIBOR+300 basis points), 9/28/2024[1,2,3,5,6]	125,762

	Total Bank Loans (Cost $3,313,526)	3,221,305

Palmer Square Strategic Credit Fund

SCHEDULE OF INVESTMENTS - Continued

As of April 30, 2018

Principal Amount		Value

	Bonds – 71.5%
	Asset-Backed Securities – 25.3%
$250,000	ALM XVI Ltd./ALM XVI LLC Series 2015-16A, Class C1R, 5.548% (LIBOR 3 Month+320 basis points), 7/15/2027[1,3,8]	$250,535
250,000	Apidos CLO XVII Series 2014-17A, Class D, 7.103% (LIBOR 3 Month+475 basis points), 4/17/2026[1,3,8]	250,049
250,000	Apidos CLO XXI Series 2015-21A, Class E, 8.805% (LIBOR 3 Month+645 basis points), 7/18/2027[1,3,8]	237,916
174,125	Applebee's Funding LLC / IHOP Funding LLC Series 2014-1, Class A2, 4.277%, 9/5/2044[3,8]	170,262
110,000	Bank of The West Auto Trust Series 2015-1, Class A4, 1.660%, 9/15/2020[3,8]	109,644
250,000	Benefit Street Partners CLO IV Ltd. Series 2014-IVA, Class DR, 9.609% (LIBOR 3 Month+725 basis points), 1/20/2029[1,3,8]	257,048
85,981	CKE Restaurant Holdings, Inc. Series 2013-1A, Class A2, 4.474%, 3/20/2043[3,8]	86,046
	CNH Equipment Trust
52,770	Series 2017-C, Class A1, 1.540%, 12/14/2018[3]	52,771
275,000	Series 2014-C, Class A4, 1.650%, 9/15/2021[3]	274,107
250,000	Dryden 40 Senior Loan Fund Series 2015-40A, Class F, 9.239% (LIBOR 3 Month+740 basis points), 8/15/2028[1,3,8]	251,559
120,000	Ford Credit Auto Owner Trust Series 2015-B, Class A4, 1.580%, 8/15/2020[3]	119,363
250,000	Greywolf CLO III Ltd. Series 2014-1A, Class CR, 5.562% (LIBOR 3 Month+320 basis points), 4/22/2026[1,3,8]	250,883
250,000	Highbridge Loan Management Ltd. Series 2013-2A, Class DR, 8.959% (LIBOR 3 Month+660 basis points), 10/20/2029[1,3,8]	254,443
32,744	Hyundai Auto Lease Securitization Trust Series 2017-C, Class A1, 1.420%, 11/15/2018[3,8]	32,744
100,000	Hyundai Auto Receivables Trust Series 2018-A, Class A1, 2.230%, 4/15/2019[3]	100,004
250,000	Madison Park Funding XIX Ltd. Series 2015-19A, Class DR, 6.712% (LIBOR 3 Month+435 basis points), 1/22/2028[1,3,8]	246,849
63,765	Mercedes-Benz Auto Lease Trust Series 2018-A, Class A1, 1.750%, 2/15/2019[3]	63,766
166,821	MMAF Equipment Finance LLC Series 2017-AA, Class A2, 1.730%, 5/18/2020[3,8]	166,230

Palmer Square Strategic Credit Fund

SCHEDULE OF INVESTMENTS - Continued

As of April 30, 2018

Principal Amount		Value

	Bonds (Continued)
	Asset-Backed Securities (Continued)
$135,800	Nissan Auto Receivables Owner Trust Series 2016-A, Class A3, 1.340%, 10/15/2020[3]	$134,867
	Ocwen Master Advance Receivables Trust
150,000	Series 2016-T1, Class AT1, 2.521%, 8/17/2048[3,8]	149,809
400,000	Series 2016-T1, Class BT1, 3.064%, 8/17/2048[3,8]	393,819
250,000	Upland CLO Ltd. Series 2016-1A, Class D, 10.609% (LIBOR 3 Month+825 basis points), 4/20/2028[1,3,8]	250,000
250,000	Voya CLO Ltd. Series 2016-1A, Class DR, 7.609% (LIBOR 3 Month+525 basis points), 1/20/2031[1,3,8]	248,875
	Total Asset-Backed Securities (Cost $4,366,077)	4,351,589
	Commercial Mortgage-Backed Securities – 3.3%
210,000	BHMS Mortgage Trust Series 2014-ATLS, Class AFL, 3.387% (LIBOR 1 Month+150 basis points), 7/5/2033[1,3,8]	210,732
100,000	FREMF Mortgage Trust Series 2014-K715, Class C, 4.266%, 2/25/2046[3,8,9]	99,828
250,000	GSCCRE Commercial Mortgage Trust Series 2015-HULA, Class C, 4.647% (LIBOR 1 Month+275 basis points), 8/15/2032[1,8]	251,458
	Total Commercial Mortgage-Backed Securities (Cost $559,859)	562,018
	Corporate – 37.0%
	Basic Materials – 2.3%
250,000	Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP 2.523% (LIBOR 3 Month+75 basis points), 5/1/2020[1,8]	252,013
100,000	Freeport-McMoRan, Inc. 4.000%, 11/14/2021	100,000
45,000	Rain CII Carbon LLC / CII Carbon Corp. 7.250%, 4/1/2025[3,8]	46,575
		398,588
	Communications – 2.2%
250,000	AT&T, Inc. 2.998% (LIBOR 3 Month+65 basis points), 1/15/2020[1]	251,605
25,000	Cincinnati Bell, Inc. 7.000%, 7/15/2024[3,8]	23,060
100,000	EIG Investors Corp. 10.875%, 2/1/2024[3]	109,000
		383,665

Palmer Square Strategic Credit Fund

SCHEDULE OF INVESTMENTS - Continued

As of April 30, 2018

Principal Amount		Value

	Bonds (Continued)
	Corporate (Continued)
	Consumer, Cyclical – 3.0%
$50,000	Dollar Tree, Inc. 3.055% (LIBOR 3 Month+70 basis points), 4/17/2020[1,3]	$50,145
100,000	Eldorado Resorts, Inc. 7.000%, 8/1/2023[3]	105,875
50,000	Ferrellgas LP / Ferrellgas Finance Corp. 6.750%, 1/15/2022[3]	47,375
100,000	Golden Nugget, Inc. 6.750%, 10/15/2024[3,8]	101,750
100,000	Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp. 6.750%, 11/15/2021[3,8]	103,500
100,000	Nissan Motor Acceptance Corp. 2.732% (LIBOR 3 Month+39 basis points), 7/13/2020[1,8]	100,246
		508,891
	Consumer, Non-cyclical – 8.0%
250,000	BAT Capital Corp. 2.423% (LIBOR 3 Month+59 basis points), 8/14/2020[1,8]	251,345
275,000	Campbell Soup Co. 2.645% (LIBOR 3 Month+50 basis points), 3/16/2020[1]	275,732
250,000	Conagra Brands, Inc. 2.831% (LIBOR 3 Month+50 basis points), 10/9/2020[1]	250,388
50,000	CVS Health Corp. 2.687% (LIBOR 3 Month+63 basis points), 3/9/2020[1]	50,247
50,000	General Mills, Inc. 2.893% (LIBOR 3 Month+54 basis points), 4/16/2021[1]	50,222
250,000	Mondelez International Holdings Netherlands B.V. 1.625%, 10/28/2019[3,4,8]	245,132
250,000	Tyson Foods, Inc. 2.342% (LIBOR 3 Month+45 basis points), 8/21/2020[1]	250,764
		1,373,830
	Energy – 1.9%
50,000	Calumet Specialty Products Partners LP / Calumet Finance Corp. 6.500%, 4/15/2021[3]	49,625
50,000	Denbury Resources, Inc. 9.000%, 5/15/2021[3,8]	52,500
125,000	Enbridge, Inc. 2.825% (LIBOR 3 Month+70 basis points), 6/15/2020[1,4]	125,878
100,000	Energy Transfer Equity LP 7.500%, 10/15/2020	107,375
		335,378

Palmer Square Strategic Credit Fund

SCHEDULE OF INVESTMENTS - Continued

As of April 30, 2018

Principal Amount		Value

	Bonds (Continued)
	Corporate (Continued)
	Financial – 10.7%
$100,000	Acrisure LLC / Acrisure Finance, Inc. 7.000%, 11/15/2025[3,8]	$94,770
50,000	ASP AMC Merger Sub, Inc. 8.000%, 5/15/2025[3,8]	45,125
75,000	AssuredPartners, Inc. 7.000%, 8/15/2025[3,8]	74,250
250,000	Branch Banking & Trust Co. 2.226% (LIBOR 3 Month+22 basis points), 6/1/2020[1,3]	249,953
100,000	Compass Diversified Holdings / Compass Group Diversified Holdings LLC 8.000%, 5/1/2026[3,8]	99,500
250,000	Goldman Sachs Group, Inc. 2.889% (LIBOR 3 Month+80 basis points), 12/13/2019[1]	251,971
250,000	HCP, Inc. 2.625%, 2/1/2020[3]	247,080
250,000	JPMorgan Chase & Co. 3.564% (LIBOR 3 Month+121 basis points), 10/29/2020[1,3]	255,254
250,000	Marsh & McLennan Cos., Inc. 2.350%, 9/10/2019[3]	247,990
275,000	New York Life Global Funding 2.000%, 4/9/2020[8]	269,839
		1,835,732
	Industrial – 5.7%
125,000	Atrium Windows & Doors, Inc. 7.750%, 5/1/2019[3,8]	125,000
250,000	Caterpillar Financial Services Corp. 2.000%, 3/5/2020	246,260
250,000	General Electric Co. 6.000%, 8/7/2019	259,548
100,000	Park Aerospace Holdings Ltd. 5.500%, 2/15/2024[4,8]	97,375
250,000	Vulcan Materials Co. 2.725% (LIBOR 3 Month+60 basis points), 6/15/2020[1]	249,716
		977,899
	Technology – 2.0%
50,000	BMC Software Finance, Inc. 8.125%, 7/15/2021[3,8]	50,125
100,000	Everi Payments, Inc. 7.500%, 12/15/2025[3,8]	101,500
100,000	West Corp. 8.500%, 10/15/2025[3,8]	97,000

Palmer Square Strategic Credit Fund

SCHEDULE OF INVESTMENTS - Continued

As of April 30, 2018

Principal Amount		Value

	Bonds (Continued)
	Corporate (Continued)
	Technology (Continued)
$100,000	Western Digital Corp. 4.750%, 2/15/2026[3]	$98,750
		347,375
	Utilities – 1.2%
200,000	AES Corp. 4.000%, 3/15/2021	201,560
	Total Corporate (Cost $6,383,227)	6,362,918
	Residential Mortgage-Backed Securities – 5.9%
100,000	Bayview Financial Mortgage Pass-Through Trust Series 2006-A, Class M4, 2.651% (LIBOR 1 Month+75 basis points), 2/28/2041[1,3]	94,239
214,009	Home Equity Asset Trust Series 2004-7, Class M3, 2.992% (LIBOR 1 Month+110 basis points), 1/25/2035[1,3]	214,143
110,000	Invitation Homes Trust Series 2015-SFR2, Class D, 4.196% (LIBOR 1 Month+230 basis points), 6/17/2032[1,3,8]	110,125
91,218	Mastr Asset Backed Securities Trust Series 2006-AM3, Class A3, 2.067% (LIBOR 1 Month+17 basis points), 10/25/2036[1,3]	89,563
67,242	VOLT LXI LLC Series 2017-NPL8, Class A1, 3.125%, 6/25/2047[3,8,10]	66,984
130,000	VOLT LXIII LLC Series 2017-NP10, Class A2, 4.625%, 10/25/2047[3,8,10]	128,396
319,493	VOLT XXV LLC Series 2015-NPL8, Class A2, 4.500%, 6/26/2045[3,8,10]	320,055
	Total Residential Mortgage-Backed Securities (Cost $1,006,751)	1,023,505
	Total Bonds (Cost $12,315,914)	12,300,030

Number of Shares

	Common Stocks – 0.3%
	Basic Materials – 0.3%
1,500	Emerge Energy Services LP*	10,950
2,700	Fairmount Santrol Holdings, Inc.*	14,850
1,075	Hi-Crush Partners LP	13,007

Palmer Square Strategic Credit Fund

SCHEDULE OF INVESTMENTS - Continued

As of April 30, 2018

Number of Shares		Value

	Common Stocks (Continued)
	Basic Materials (Continued)
400	U.S. Silica Holdings, Inc.	$12,044
		50,851
	Total Common Stocks (Cost $77,660)	50,851

Number of Contracts

	Purchased Options Contracts – 0.1%
	Put Options – 0.1%
	Equity – 0.1%
	Netflix, Inc.
5	Exercise Price: $200.00, Notional Amount: $100,000, Expiration Date: January 18, 2019	2,600
	Tesla, Inc.
4	Exercise Price: $230.00, Notional Amount: $92,000, Expiration Date: September 21, 2018	5,970
4	Exercise Price: $175.00, Notional Amount: $70,000, Expiration Date: January 18, 2019	4,970
	Uniti Group, Inc.
65	Exercise Price: $10.00, Notional Amount: $65,000, Expiration Date: August 17, 2018	975
		14,515
	Total Put Options (Cost $20,663)	14,515
	Total Purchased Options Contracts (Cost $20,663)	14,515

Number of Shares

	Short-Term Investments – 6.4%
1,100,599	Fidelity Investments Money Market Funds - Treasury Portfolio - Institutional Class, 1.530%[11,12]	1,100,599

	Total Short-Term Investments (Cost $1,100,599)	1,100,599

	Total Investments – 97.0% (Cost $16,828,362)	16,687,300
	Other Assets in Excess of Liabilities – 3.0%	520,292

	Total Net Assets – 100.0%	$17,207,592

Palmer Square Strategic Credit Fund

SCHEDULE OF INVESTMENTS - Continued

As of April 30, 2018

Principal Amount		Value

	Securities Sold Short – (10.3)%
	Bonds – (10.3)%
	Corporate – (10.3)%
	Communications – (2.3)%
$(115,000)	Netflix, Inc. 4.875%, 4/15/2028[8]	$(108,819)
(250,000)	Symantec Corp. 5.000%, 4/15/2025[3,8]	(251,642)
(50,000)	Windstream Services LLC / Windstream Finance Corp. 7.750%, 10/15/2020[3]	(43,125)
		(403,586)
	Consumer, Non-cyclical – (3.0)%
(500,000)	Hertz Corp. 7.625%, 6/1/2022[3,8]	(510,000)
	Energy – (2.9)%
(250,000)	Oasis Petroleum, Inc. 6.875%, 1/15/2023[3]	(257,500)
(250,000)	SM Energy Co. 6.500%, 1/1/2023[3]	(251,875)
		(509,375)
	Financial – (1.1)%
(200,000)	Washington Prime Group LP 5.950%, 8/15/2024[3]	(187,951)
	Utilities – (1.0)%
(175,000)	Talen Energy Supply LLC 9.500%, 7/15/2022[3,8]	(166,799)
	Total Corporate (Proceeds $1,783,816)	(1,777,711)
	Total Bonds (Proceeds $1,783,816)	(1,777,711)
	Total Securities Sold Short (Proceeds $1,783,816)	$(1,777,711)

Number of Contracts

WRITTEN Options Contracts – 0.0%
Put Options – 0.0%
Equity – 0.0%
Tesla, Inc.
(4)	Exercise Price: $150.00, Notional Amount: $(60,000), Expiration Date: September 21, 2018	(1,690)

Palmer Square Strategic Credit Fund

SCHEDULE OF INVESTMENTS - Continued

As of April 30, 2018

Value

Written Options Contracts (Continued)
Put Options (Continued)
Total Put Options (Proceeds $2,247)	$(1,690)

Total WRitten Options Contracts (Proceeds $2,247)	$(1,690)

*	Non-income producing security.
[1]	Floating rate security.
[2]	Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate ("LIBOR") or (iii) the Certificate of Deposit rate. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.
[3]	Callable.
[4]	Foreign security denominated in U.S. Dollars.
[5]	All or a portion of the loan is unfunded.
[6]	Denotes investments purchased on a when-issued or delayed delivery basis.
[7]	Security is in default.
[8]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The absolute value of these securities is $8,062,154 which represents 46.9% of Net Assets.
[9]	Variable rate security.
[10]	Step rate security.
[11]	All or a portion of this security is segregated as collateral for securities sold short.
[12]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Palmer Square Strategic Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2018

SWAP CONTRACTS

CREDIT DEFAULT SWAP CONTRACTS

Counterparty/ Reference Entity	Rating(a) (S&P)	Pay/(b) Receive Fixed Rate	Fixed Rate/ Frequency	Expiration Date	Notional Amount	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)	Value
J.P. Morgan
American Axle & Manufacturing, Inc.	-	Pay	5%/Quarterly	6/20/23	$250,000	$(23,840)	$(2,426)	$(26,266)
Markit CMBX NA
BBB- CDSI Series 10 Index	BBB-	Receive	3%/Monthly	11/17/59	100,000	(10,088)	840	(9,248)
TOTAL CREDIT DEFAULT SWAP CONTRACTS						$(33,928)	$(1,586)	$(35,514)

(a)	Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Standard & Poor’s (S&P) ratings are believed to be the most recent ratings available at April 30, 2018.
(b)	If Palmer Square Strategic Credit Fund is paying a fixed rate, the counterparty acts as guarantor of the variable instrument. If Palmer Square Strategic Credit Fund is receiving a fixed rate, Palmer Square Strategic Credit Fund acts as guarantor of the variable instrument.

See accompanying Notes to Financial Statements.

Palmer Square Strategic Credit Fund

SUMMARY OF INVESTMENTS

As of April 30, 2018

Security Type/Sector	Percent of Total Net Assets
Bank Loans	18.7%
Bonds
Corporate	37.0%
Asset-Backed Securities	25.3%
Residential Mortgage-Backed Securities	5.9%
Commercial Mortgage-Backed Securities	3.3%
Total Bonds	71.5%
Common Stocks
Basic Materials	0.3%
Total Common Stocks	0.3%
Purchased Options Contracts
Put Options	0.1%
Total Purchased Options Contracts	0.1%
Short-Term Investments	6.4%
Total Investments	97.0%
Other Assets in Excess of Liabilities	3.0%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Palmer Square Strategic Credit Fund
STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2018

Assets:
Investments, at value (cost $16,807,699)	$16,672,785
Purchased options contracts, at value (cost $20,663)	14,515
Cash	1,238,943
Cash held by broker for securities sold short, swap contracts, and futures contracts	1,869,301
Segregated cash held by custodian for benefit of brokers for securities sold short and swap contracts	148,040
Receivables:
Investment securities sold	52,249
Unrealized appreciation on open swap contracts	840
Dividends and interest	75,404
Due from Advisor	7,318
Prepaid expenses	27,472
Total assets	20,106,867

Liabilities:
Securities sold short, at value (proceeds $1,783,816)	1,777,711
Written options contracts, at value (proceeds $2,247)	1,690
Foreign currency due to custodian, at value (proceeds $11)	12
Payables:
Investment securities purchased	925,588
Fund shares redeemed	21,563
Premiums received on open swap contracts	33,928
Unrealized depreciation on open swap contracts	2,426
Shareholder servicing fees (Note 6)	2,380
Distribution fees (Note 7)	342
Interest on securities sold short	34,747
Auditing fees	29,514
Fund accounting fees	22,473
Transfer agent fees and expenses	8,088
Fund administration fees	7,512
Trustees' deferred compensation (Note 3)	864
Trustees' fees and expenses	628
Chief Compliance Officer fees	573
Custody fees	313
Broker fees	58
Accrued other expenses	28,865
Total liabilities	2,899,275

Net Assets	$17,207,592

See accompanying Notes to Financial Statements.

Palmer Square Strategic Credit Fund
STATEMENT OF ASSETS AND LIABILITIES – Continued
As of April 30, 2018

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$71,455,840
Accumulated net investment income	44,254
Accumulated net realized loss on investments, purchased option contracts, securities sold short,futures contracts, swap contracts, and swaption contracts and foreign currency transactions	(54,156,516)
Net unrealized appreciation (depreciation) on:
Investments	(134,914)
Purchased options contracts	(6,148)
Securities sold short	6,105
Swap contracts	(1,586)
Written option contracts	557
Net Assets	$17,207,592

Maximum Offering Price per Share:
Class I Shares:
Net assets applicable to shares outstanding	$15,893,267
Shares of beneficial interest issued and outstanding	1,826,977
Offering and redemption price per share	$8.70

Class A Shares:
Net assets applicable to shares outstanding	$1,314,325
Shares of beneficial interest issued and outstanding	151,850
Redemption price*	8.66
Maximum sales charge (5.75% of offering price)**	0.53
Maximum offering price to public	$9.19

*	No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge ("CDSC") of 1% may be imposed on certain redemptions of such shares within 12 months of the date of purchase.

**	On sales of $50,000 or more, the sales charge will be reduced.

See accompanying Notes to Financial Statements.

Palmer Square Strategic Credit Fund
STATEMENT OF OPERATIONS
For the Year Ended April 30, 2018

Investment Income:
Dividends	$4,090
Interest	1,040,592
Total investment income	1,044,682

Expenses:
Interest on securities sold short	324,170
Advisory fees	221,845
Fund accounting fees	101,610
Legal fees	61,981
Registration fees	41,701
Broker fees	40,596
Transfer agent fees and expenses	35,045
Auditing fees	29,555
Fund administration fees	26,700
Shareholder servicing fees (Note 6)	14,950
Custody fees	10,775
Commitment fees (Note 13)	8,506
Trustees' fees and expenses	8,000
Shareholder reporting fees	6,484
Chief Compliance Officer fees	4,327
Distribution fees (Note 7)	3,888
Insurance fees	681
Miscellaneous	606
Total expenses	941,420
Advisory fees waived	(221,845)
Other expenses absorbed	(22,541)
Fees paid indirectly (Note 3)	(8,392)
Net expenses	688,642
Net investment income	356,040

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(298,193)
Purchased option contracts	(56,251)
Securities sold short	(408,043)
Futures contracts	1,582
Swap contracts	(71,764)
Swaption contracts	(18,573)
Foreign currency transactions	(18,800)
Net realized loss	(870,042)
Net change in unrealized appreciation/depreciation on:
Investments	124,265
Purchased option contracts	33,410
Securities sold short	416,529
Swap contracts	292
Swaption contracts	18,089
Written option contracts	557
Foreign currency translations	33,513
Net change in unrealized appreciation/depreciation	626,655
Net realized and unrealized loss	(243,387)

Net Increase in Net Assets from Operations	$112,653

See accompanying Notes to Financial Statements.

Palmer Square Strategic Credit Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	April 30, 2018	April 30, 2017
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$356,040	$716,220
Net realized loss on investments, purchased option contracts, securities sold short, futures contracts, written option contracts, swaption contracts,
swap contracts, and foreign currency transactions	(870,042)	(8,594,302)
Net change in unrealized appreciation/depreciation on investments, purchased option contracts, securities sold short, futures contracts, written option contracts, swaption contracts, swap contracts,
and foreign currency transactions	626,655	13,227,189
Net increase from payment by affiliates (Note 3)	-	3,492
Net increase in net assets resulting from operations	112,653	5,352,599

Distributions to Shareholders:
From net investment income:
Class I	(136,049)	(2,467,603)
Class A	(5,933)	(160,293)
Total distributions to shareholders	(141,982)	(2,627,896)

Capital Transactions:
Net proceeds from shares sold:
Class I	795,187	20,837,693
Class A	30,000	3,446,391
Reinvestment of distributions:
Class I	117,755	2,464,320
Class A	5,796	150,966
Cost of shares redeemed:
Class I	(16,185,347)	(36,463,051)
Class A	(1,511,793)	(3,225,123)
Net decrease in net assets from capital transations	(16,748,402)	(12,788,804)

Total decrease in net assets	(16,777,731)	(10,064,101)

Net Assets:
Beginning of period	33,985,323	44,049,424
End of period	$17,207,592	$33,985,323

Accumulated net investment income	$44,254	$1,246,061

Capital Share Transactions:
Shares sold:
Class I	92,006	2,470,170
Class A	3,480	409,009
Shares reinvested:
Class I	13,660	311,854
Class A	675	19,091
Shares redeemed:
Class I	(1,870,816)	(4,367,939)
Class A	(175,158)	(381,732)
Net decrease in capital share transactions	(1,936,153)	(1,539,547)

See accompanying Notes to Financial Statements.

Palmer Square Strategic Credit Fund
STATEMENT OF CASH FLOWS
For the Year Ended April 30, 2018

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$112,653
Adjustments to reconcile net increase in net assets from operations to net cash provided by (used for) operating activities:
Purchases of long-term portfolio investments	(37,069,732)
Sales of long-term portfolio investments	47,611,191
Proceeds from securities sold short	10,952,332
Cover short securities	(24,130,473)
Proceeds from written options and swaptions	2,247
Sale of short-term investments, net	3,458,739
Return of capital dividends received	150,820
Decrease in foreign currency	840,723
Decrease in investment securities sold receivable	3,071,140
Decrease in dividends and interest receivable	184,784
Increase in prepaid expenses	(2,245)
Decrease in investment securities purchased	(2,991,797)
Decrease in advisory fees payable	(47,974)
Decrease in premiums received on open swap contracts	(142,622)
Decrease in dividends and interest on securities sold short	(208,853)
Decrease in accrued expenses	(58,018)
Net amortization on investments	(63,500)
Net realized loss	714,964
Net change in unrealized appreciation/depreciation	(593,142)
Net cash provided by operating activities	1,791,237
Cash flows provided by (used for) financing activities:
Proceeds from shares sold	825,187
Cost of shares redeemed	(18,983,956)
Dividends paid to shareholders, net of reinvestments	(18,431)
Net cash used for financing activities	(18,177,200)

Net decrease in cash	(16,385,963)

Cash and cash equivalents:
Beginning cash balance	3,524,744
Beginning cash held at broker	16,117,503
Total beginning cash and cash equivalents	19,642,247

Ending cash balance	1,238,943
Ending cash held at broker	1,869,301
Ending segregated cash held by custodian	148,040
Total ending cash and cash equivalents	$3,256,284

Non cash financing activities not included herein consist of $123,551 of reinvested dividends.

See accompanying Notes to Financial Statements.

Palmer Square Strategic Credit Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended April 30,

	2018	2017	2016	2015	2014

Net asset value, beginning of period	$8.68	$8.08	$9.91	$10.13	$9.86
Income from Investment Operations:
Net investment income[1]	0.14	0.16	0.46	0.34	0.24
Net realized and unrealized gain (loss) on investments and foreign currency	(0.07)	1.07	(1.85)	(0.19)	0.25
Total from investment operations	0.07	1.23	(1.39)	0.15	0.49
Less Distributions:
From net investment income	(0.05)	(0.63)	(0.44)	(0.22)	(0.13)
From net realized gains	-	-	-	(0.15)	(0.09)
Total distributions	(0.05)	(0.63)	(0.44)	(0.37)	(0.22)

Net increase from payments by affiliates (Note 3)	-	-	- [2]	-	-

Net asset value, end of period	$8.70	$8.68	$8.08	$9.91	$10.13

Total return[3]	0.76%	16.05%	(14.39)%[4]	1.55%	4.95%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$15,893	$31,195	$41,827	$307,472	$256,993

Ratio of expenses to average net assets (including broker fees, commitment fees,and interest on securities sold short):
Before fees waived/recovered[5]	4.18%	4.62%	2.38%	2.19%	2.58%
After fees waived/recovered[5]	3.06%	4.04%	2.40%	2.31%	2.65%

Ratio of expenses to average net assets (including broker fees, commitment fees, and interest on securities sold short):
Before fees waived/recovered	0.48%	1.34%	5.00%	3.52%	2.49%
After fees waived/recovered	1.61%	1.92%	4.98%	3.40%	2.42%

Portfolio turnover rate	204%[6]	255%[6]	213%[6]	206%[6]	230%[6]

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Payment from affiliates had no impact to the total return.
[5]	If interest expense and dividends on securities sold short had been excluded, the expense ratios would have been lowered by 1.67%, 2.65%, 1.01%, 0.57%, and 0.61% for the years ended April 30, respectively.
[6]	Please note that the portfolio turnover figures shown above are calculated in accordance with Item 13 of Form N-1A which exclude cash, securities, including options, futures, and cash held against other derivatives whose maturities or expiration dates at the time of acquisition were one year or less. Also not included is notional values of certain derivative contracts.

See accompanying Notes to Financial Statements.

Palmer Square Strategic Credit Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended April 30,

	2018	2017	2016	2015	2014

Net asset value, beginning of period	$8.64	$8.04	$9.88	$10.09	$9.83
Income from Investment Operations:
Net investment income[1]	0.12	0.14	0.43	0.31	0.22
Net realized and unrealized gain (loss) on investments and foreign currency	(0.07)	1.06	(1.86)	(0.18)	0.24
Total from investment operations	0.05	1.20	(1.43)	0.13	0.46
Less Distributions:
From net investment income	(0.03)	(0.60)	(0.42)	(0.19)	(0.11)
From net realized gains	-	-	-	(0.15)	(0.09)
Total distributions	(0.03)	(0.60)	(0.42)	(0.34)	(0.20)

Net increase from payments by affiliates (Note 3)	-	-	0.01	-	-

Net asset value, end of period	$8.66	$8.64	$8.04	$9.88	$10.09

Total return[2]	0.56%	15.71%	(14.70)%[3]	1.30%	4.71%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,315	$2,790	$2,222	$5,467	$35,975

Ratio of expenses to average net assets (including broker fees, commitment fees, and interest on securities sold short):
Before fees waived/recovered[4]	4.43%	4.87%	2.63%	2.44%	2.83%
After fees waived/recovered[4]	3.31%	4.29%	2.65%	2.56%	2.90%

Ratio of expenses to average net assets (including broker fees, commitment fees, and interest on securities sold short):
Before fees waived/recovered	0.23%	1.09%	4.75%	3.27%	2.24%
After fees waived/recovered	1.36%	1.67%	4.73%	3.15%	2.17%

Portfolio turnover rate	204%[5]	255%[5]	213%[5]	206%[5]	230%[5]

[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $50,000 or more. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions of Class A shares made within one year of purchase. If the sales load or CDSC were included, total returns would be lower. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Payment from affiliates had a positive 0.02% impact to the total return.
[4]	If interest expense and dividends on securities sold short had been excluded, the expense ratios would have been lowered by 1.67%, 2.65%, 1.01%, 0.57%, and 0.61% for the years ended April 30, respectively.
[5]	Please note that the portfolio turnover figures shown above are calculated in accordance with Item 13 of Form N-1A which exclude cash, securities, including options, futures, and cash held against other derivatives whose maturities or expiration dates at the time of acquisition were one year or less. Also not included is notional values of certain derivative contracts.

See accompanying Notes to Financial Statements.

Palmer Square Strategic Credit Fund

NOTES TO FINANCIAL STATEMENTS

April 30, 2018

Note 1 – Organization

Palmer Square Strategic Credit Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek capital appreciation with an emphasis on absolute (positive) returns and low correlation to the broader equity and bond markets. The Fund commenced investment operations on May 17, 2011, with two classes of shares, Class I and Class A. Effective September 1, 2017 the Fund changed its name from the Palmer Square Absolute Return Fund.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Asset-Backed Securities

Asset-backed securities include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition, asset-backed securities are not backed by any governmental agency.

Palmer Square Strategic Credit Fund

NOTES TO FINANCIAL STATEMENTS – Continued

April 30, 2018

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(c) Foreign Currency Translation

The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted as of 4:00 PM Eastern Standard Time. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(d) Forward Foreign Currency Exchange Contracts

The Fund may utilize forward foreign currency exchange contracts (“forward contracts”) under which it is obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Fund records realized gains or losses at the time the forward contract is settled. Counterparties to these forward contracts are major U.S. financial institutions.

(e) Short Sales

Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

Palmer Square Strategic Credit Fund

NOTES TO FINANCIAL STATEMENTS – Continued

April 30, 2018

(f) Options Contracts

The Fund may write or purchase options contracts primarily to enhance the Fund’s returns or reduce volatility. In addition, the Fund may utilize options in an attempt to generate gains from options premiums or to reduce overall portfolio risk. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may also enter into the purchase or sale of related caps, floors and collars. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations or to protect against any increase in the price of securities it anticipates purchasing at a later date. Swaps may be used in conjunction with other instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with "caps," "floors" or "collars". A "cap" is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A "floor" is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A "collar" is essentially a combination of a long cap and a short floor where the limits are set at different levels.

(g) Stock Index Futures

The Fund may invest in stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to accept), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. The purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate the futures transaction. Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. There is minimal counterparty credit risk involved in entering into futures contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

(h) Exchange-Traded Notes

Exchange-Traded Notes (“ETNs”) are debt securities that combine certain aspects of Exchange-Traded Funds (“ETFs”) and bonds. ETNs are not investment companies and thus are not regulated under the 1940 Act. ETNs, like ETFs, are traded on stock exchanges and generally track specified market indices, and their value depends on the performance of the underlying index and the credit rating of the issuer. ETNs may be held to maturity, but unlike bonds there are no periodic interest payments and principal is not protected.

Palmer Square Strategic Credit Fund

NOTES TO FINANCIAL STATEMENTS – Continued

April 30, 2018

(i) Total Return Swap Contracts

The Fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to hedge sector exposure and to manage exposure to specific sectors or industries and to gain exposure to specific markets/countries and to specific sectors/industries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability on the Statement of Assets and Liabilities. The Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The Fund’s maximum risk of loss from counterparty risk is the fair value of the contract.

(j) Credit Default Swap Contracts

The Fund may enter into credit default swap agreements to hedge credit and market risk and to gain exposure on individual names and/or baskets of securities. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the Fund, as the protection seller, is recorded as a liability on the Fund’s books. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset on the Fund’s books. Periodic payments received or paid by the Fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the Fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the Fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract.

(k) Interest Rate Swap Contracts

The Fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rates and gain exposure on interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the Fund is recorded as a liability on the Fund’s books. An upfront payment made by the Fund is recorded as an asset on the Fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. The Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The Fund’s maximum risk of loss from counterparty risk is the fair value of the contract.

(l) Currency Swap Contracts

The Fund may enter into currency swap agreements, which are similar to interest rate swaps except that they involve multiple currencies. The Fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will also have to pay in full periodically based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Palmer Square Strategic Credit Fund

NOTES TO FINANCIAL STATEMENTS – Continued

April 30, 2018

(m) Other

The Fund may purchase participations in commercial loans. Such investments may be secured or unsecured. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing indebtedness and loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The indebtedness and loan participations in which the Fund intends to invest may not be rated by any nationally recognized rating service.

Bank loans may be structured to include both term loans, which are generally fully funded at the time of investment and unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand, representing a potential financial obligation by the Fund in the future. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. Commitment fees are processed as a reduction in cost.

In addition, the Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all-times segregate or "earmark" liquid assets, in an amount sufficient to meet such commitments.

(n) Counterparty Risks

The Fund may be exposed to counterparty risk on institution or other entity with which the Fund has unsettled or open transactions. Although the Fund expects to enter into transactions only with counterparties believed by the Advisor or relevant Sub-Advisor to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result. The Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments.

The Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. The Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreement, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold.

Palmer Square Strategic Credit Fund

NOTES TO FINANCIAL STATEMENTS – Continued

April 30, 2018

The Master Repurchase Agreement governs transactions between the Fund and the counterparty. The Master Repurchase Agreement maintains provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement.

(o) Securities Lending

The Fund may engage in securities lending. The loans are secured by collateral. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts on the loaned securities while receiving interest on the investment of the cash collateral. The cash collateral is maintained on the Fund's behalf. Loans are subject to termination at the option of the borrower of the security. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan of its securities and may share the interest and/or fees earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially.

As of April 30, 2018, the Fund had no securities on loan.

(p) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Funds are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

In conjunction with the use of short sales, futures contracts, or swap contracts, the Fund may be required to maintain collateral in various forms. At April 30, 2018, such collateral is denoted in the Fund’s Schedule of Investments and Statement of Assets and Liabilities. Also in conjunction with the use of short sales, options contracts, futures contracts, or swap contracts, the Fund, when appropriate, utilizes a segregated margin deposit account with the counterparty. At April 30, 2018, these segregated margin deposit accounts are denoted in the Fund’s Statement of Assets and Liabilities.

(q) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Palmer Square Strategic Credit Fund

NOTES TO FINANCIAL STATEMENTS – Continued

April 30, 2018

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended April 30, 2015-2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(r) Distributions to Shareholders

The Fund will make distributions of net investment income semi-annually and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Palmer Square Capital Management LLC (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.99% of the Fund’s average daily net assets, effective February 1, 2015. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any acquired fund fees and expenses (as determined in accordance with Form N-1A), interest, taxes, dividends and interest expenses on short positions, brokerage commissions and extraordinary expenses such as litigation expenses) do not exceed 1.39% and 1.64% of the average daily net assets of the Fund's Class I shares and Class A shares, respectively. This agreement is effective until August 31, 2018, and may be terminated before that date only by the Trust’s Board of Trustees.

For the year ended April 30, 2018, the Advisor waived all of its fees and absorbed other expenses totaling $244,386. The Advisor may recover from the Fund fees and expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which the expenses were waived. The Advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years after the fiscal year in which such reimbursements occurred, provided that the reimbursement does not exceed the lesser of (a) the limitation on Fund expenses in effect at the time of the relevant reduction in advisory fees or payment of the Fund’s expenses, or (b) the limitation on Fund expenses at the time of the request. At April 30, 2018, the amount of these potentially recoverable expenses was $464,846. The Advisor may recapture all or a portion of this amount no later than April 30, of the years stated below:

2020	$220,460
2021	244,386
Total	$464,846

Palmer Square Strategic Credit Fund

NOTES TO FINANCIAL STATEMENTS – Continued

April 30, 2018

The “Net increase from payments by affiliates” reported on the Fund’s Statements of Changes, which occurred in the year ended April 30, 2017, is for trading costs. The “Net increase from payments by affiliates” reported on the Fund’s Financial Highlights, which occurred in the year ended April 30, 2016, is for losses from a security valuation and two trade errors. This reimbursement had no impact to Class I’s performance, and a positive 0.02% impact to the total return of Class A.

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

The Fund has a fee arrangement with its custodian, UMB Bank, n.a., which provides for custody fees to be reduced by earning credits based on cash balances left on deposit with the custodian. For the year ended April 30, 2018, the total fees reduced by earning credits were $8,392. Such amount is shown as a reduction of expenses, "Fees paid indirectly", on the Statement of Operations.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended April 30, 2018, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

The Fund’s Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various Fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Fund’s liability for these amounts is adjusted for market value changes in the invested Fund(s) and remains a liability to the Funds until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of each Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended April 30, 2018, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At April 30, 2018, the cost of securities on a tax basis and gross unrealized appreciation and depreciation on investments and securities sold short for federal income tax purposes were as follows:

Cost of investments	$15,287,026

Gross unrealized appreciation	$84,381
Gross unrealized depreciation	(463,508)
Net unrealized depreciation on investments	$(379,127)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Palmer Square Strategic Credit Fund

NOTES TO FINANCIAL STATEMENTS – Continued

April 30, 2018

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended April 30, 2018, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$ 1,254	$ (1,415,865)	$ 1,414,611

As of April 30, 2018, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$44,760
Undistributed long-term capital gains	-
Accumulated earnings	44,760

Accumulated capital and other losses	(53,911,789)
Other accumulated losses	(2,092)
Unrealized depreciation on securities sold short, written options, and swaps	(240,779)
Unrealized depreciation on investments and purchased options	(138,348)
Total accumulated deficit	$(54,248,248)

At April 30, 2018, the Fund had $53,911,789 of accumulated capital loss carryforward which consisted of $17,653,916 short-term and $36,257,873 long-term. To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

The tax character of distributions paid during the fiscal years ended April 30, 2018 and April 30, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$141,982	$2,627,896
Long-term capital gains	-	-
Total distributions paid	$141,982	$2,627,896

Note 5 – Investment Transactions

For the year ended April 30, 2018, purchases and sales of investments excluding short-term investments, forward contracts, futures contracts, options contracts and swap contracts, were $37,069,732 and $47,611,191, respectively. Proceeds from securities sold short and cover short securities were $10,952,332 and $24,130,473, respectively, for the same period.

Note 6 – Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.25% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended April 30, 2018, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Palmer Square Strategic Credit Fund

NOTES TO FINANCIAL STATEMENTS – Continued

April 30, 2018

Note 7 – Distribution Plan

The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its Class A shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets attributable to Class A shares.

For the year ended April 30, 2018, distribution fees incurred with respect to Class A shares are disclosed on the Statement of Operations.

Note 8 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosures

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Palmer Square Strategic Credit Fund

NOTES TO FINANCIAL STATEMENTS – Continued

April 30, 2018

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of April 30, 2018, in valuing the Fund’s assets carried at fair value:

Assets	Level 1	Level 2	Level 3*	Total
Bank Loans	$-	$3,221,305	$-	$3,221,305
Bonds
Asset-Backed Securities	-	4,351,589	-	4,351,589
Commercial Mortgage-Backed Securities	-	562,018	-	562,018
Corporate**	-	6,362,918	-	6,362,918
Residential Mortgage-Backed Securities	-	1,023,505	-	1,023,505
Common Stock**	50,851	-	-	50,851
Purchased Options Contracts
Equity	9,545	4,970	-	14,515
Short-Term Investments	1,100,599	-	-	1,100,599
Total	$1,160,995	$15,526,305	$-	$16,687,300

Liabilities	Level 1	Level 2	Level 3*	Total
Bonds
Corporate**	$-	$1,777,711	$-	$1,777,711
Written Options Contracts	-	1,690	-	1,690
Total	$-	$1,779,401	$-	$1,779,401

Other Financial Instruments***
Credit Default Swap Contracts	$-	$(1,586)	$-	$(1,586)
Total	$-	$(1,586)	$-	$(1,586)

*	The Fund did not hold any Level 3 securities at period end.
**	All corporate bonds held in the Fund are Level 2 securities and all common stocks held in the Fund are Level 1 securities. For a detailed break-out by major industry classification, please refer to the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts and swap contracts. Futures and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Transfers between Levels 1, 2, or 3 are recognized at the end of the reporting period. There were no transfers between levels at period end.

Note 10 – Derivatives and Hedging Disclosures

Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows.

Palmer Square Strategic Credit Fund

NOTES TO FINANCIAL STATEMENTS – Continued

April 30, 2018

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of April 30, 2018 by risk category are as follows:

	Derivatives not designated as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Interest Rate Contracts	Total
Assets
Purchased option contracts, at fair value	$-	$-	$14,515	$-	$14,515
Unrealized appreciation on open swap contracts	-	840	-	-	840
	$-	$840	$14,515	$-	$15,355

Liabilities
Unrealized depreciation on open swap contracts	$-	$2,426	$-	$-	$2,426
Written options contracts, at fair value	-	-	1,690	-	1,690
	$-	$2,426	$1,690	$-	$4,116

The effects of derivative instruments on the Statement of Operations for the year ended April 30, 2018 are as follows:

	Derivatives not designated as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives
Purchased options contract	$-	$-	$(56,251)	$-	$(56,251)
Futures contracts	-	-	-	1,582	1,582
Swaptions contracts	-	(18,573)	-	-	(18,573)
Swap contracts	-	(71,764)	-	-	(71,764)
	$-	$(90,337)	$(56,251)	$1,582	$(145,006)

	Commodity Contracts	Credit Contracts	Equity Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation/Depreciation on Derivatives
Purchased options contracts	$-	$-	$33,410	$-	$33,410
Swaptions contracts	-	18,089	-	-	18,089
Swap contracts	-	292	-	-	292
Written option contracts	-	-	557	-	557
	$-	$18,381	$33,967	$-	$52,348

Palmer Square Strategic Credit Fund

NOTES TO FINANCIAL STATEMENTS – Continued

April 30, 2018

The notional amount and the number of contracts are included on the Schedule of Investments. The quarterly average volumes of derivative instruments as of April 30, 2018 are as follows:

Derivatives not designated as hedging instruments
Credit contracts	Swap contracts	Notional amount	$1,350,000
	Swaptions contracts	Notional amount	$4,000,000
Equity contracts	Purchased option contracts	Notional amount	$766,500
	Written option contracts	Notional amount	$(12,000)
Interest contracts	Futures contracts	Notional amount	$(42,896)

Note 11 - Disclosures about Offsetting Assets and Liabilities

Disclosures about Offsetting Assets and Liabilities require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented.

A Fund mitigates credit risk with respect to OTC derivative counterparties through credit support annexes included with ISDA which are the standard contracts governing most derivative transactions between the Fund and each of its counterparties. These agreements allow the Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

The Fund’s Statement of Assets and Liabilities presents financial instruments on a gross basis, therefore there are no net amounts and no offset amounts within the Statement of Assets and Liabilities to present below. Gross amounts of the financial instruments, amounts related to financial instruments/cash collateral not offset in the Statement of Assets and Liabilities and net amounts are presented below:

			Amounts Not Offset in Statement of Assets and Liabilities
Description/Financial Instrument/Statement of Assets and Liabilities Category	Counterparty	Gross Amounts Recognized in Statement of Assets and Liabilities	Financial Instruments*	Cash Collateral**	Net Amount
Unrealized appreciation on open swap contacts – asset	J.P. Morgan	$840	$-	$(840)	$-
Unrealized depreciation on open swap contacts – liability payable	J.P. Morgan	2,426	-	(2,426)	-

*	Amounts relate to master netting agreements and collateral agreements (for example, ISDA) which have been determined by the Advisor to be legally enforceable in the event of default and where certain other criteria are met in accordance with applicable offsetting accounting guidance.

**	Amounts relate to master netting agreements and collateral agreements which have been determined by the Advisor to be legally enforceable in the event of default but where certain other criteria are not met in accordance with applicable offsetting accounting guidance. The collateral amounts may exceed the related net amounts of financial assets and liabilities presented in the Statement of Assets and Liabilities. Where this is the case, the total amount reported is limited to the net amounts of financial assets and liabilities with that counterparty.

Palmer Square Strategic Credit Fund

NOTES TO FINANCIAL STATEMENTS – Continued

April 30, 2018

Note 12 – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures

Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 13 – Line of Credit

The Fund together with other funds managed by the Advisor (together “Palmer Square Funds”) has entered into a Senior Secured Revolving Credit Facility (“Facility”) of $25,000,000 with UMB Bank, n.a. The Fund is permitted to borrow up to the lesser of one-third of the Fund’s total assets, or $3,750,000, the maximum amount permitted subject to the Fund’s investment limitations. The purpose of the Facility is to finance temporarily the repurchase or redemption of shares of each fund. Borrowings under this agreement bear interest at the one-month London Interbank Offered Rate (LIBOR) plus 1.75%. As compensation for holding the lending commitment available, the Palmer Square Funds are charged a commitment fee on the average daily unused balance of the Facility at the rate of 0.20% per annum. Commitment fees for the year ended April 30, 2018 are disclosed in the Statement of Operations. The Fund did not borrow under the line of credit agreement during the year ended April 30, 2018.

Note 14 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and

Shareholders of Palmer Square Strategic Credit Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Palmer Square Strategic Credit Fund (formerly Palmer Square Absolute Return Fund) (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of April 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Investment Managers Series Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018 by correspondence with the custodian, agent banks, and brokers or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

June 29, 2018

Palmer Square Strategic Credit Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (866) 933-9033. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller[a] (born 1947) Trustee	Since November 2007	Retired (2013 – present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	4	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	4	Select Sector SPDR Trust, a registered investment company (includes 10 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 – 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006). Senior Vice President, Oppenheimer Management Company (1983 – 1996). Chairman, NICSA, an investment management trade association (1993 – 1996).	4	None.

Palmer Square Strategic Credit Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustee:
John P. Zader ᵃ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	4	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 – March 2016).	4	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).
Officers of the Trust:
Maureen Quill ᵃ (born 1963) President	Since June 2014

President (January 2018 – present), UMB Fund Services, Inc. Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc. Vice President, Investment Managers Series Trust (December 2013 - June 2014).

			N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili[b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).	N/A	N/A

Palmer Square Strategic Credit Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee

Officers of the Trust:
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present). Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014

Principal, Dziura Compliance Consulting, LLC (October 2014 – present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 – 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund managed by the same investment advisor. The Fund’s investment advisor also serves as investment advisor to the Palmer Square SSI Alternative Income Fund, Palmer Square Income Plus Fund and Palmer Square Ultra-Short Duration Investment Grade Fund which are offered in a separate prospectus. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

Palmer Square Strategic Credit Fund

EXPENSE EXAMPLE

For the Six Months Ended April 30, 2018 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payment of Class A shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Class A only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2017 to April 30, 2018.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/17	Ending Account Value 4/30/18	Expenses Paid During Period* 11/1/17 – 4/30/18
Class I
Actual Performance	$ 1,000.00	$ 1,009.30	$ 10.43
Hypothetical (5% annual return before expenses)	$ 1,000.00	$ 1,014.42	$ 10.45

Class A
Actual Performance	$ 1,000.00	$ 1,008.10	$ 11.67
Hypothetical (5% annual return before expenses)	$ 1,000.00	$ 1,013.18	$ 11.69

*	Expenses are equal to the Fund’s annualized expense ratio of 2.09% and 2.34% for Class I and Class A, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Palmer Square Strategic Credit Fund

A series of Investment Managers Series Trust

Investment Advisor

Palmer Square Capital Management LLC

2000 Shawnee Mission Parkway, Suite 300

Mission Woods, Kansas 66205

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Palmer Square Strategic Credit Fund - Class I Shares	PSQIX	461418 451
Palmer Square Strategic Credit Fund - Class A Shares	PSQAX	461418 469

Privacy Principles of the Palmer Square Strategic Credit Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Palmer Square Strategic Credit Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 933-9033, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 933-9033, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at (866) 933-9033. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (866) 933-9033.

Palmer Square Strategic Credit Fund

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (866) 933-9033

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-866-933-9033

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 04/30/2018	FYE 04/30/2017
Audit Fees	$26,700	$26,200
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 04/30/2018	FYE 04/30/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 04/30/2018	FYE 04/30/2017
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	07/09/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	07/09/2018

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	07/09/2018